SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2003


                               CIT RV Trust 1997-A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        000-23507                                       52-6896758
(Commission File Number)                     (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000

                     c/o The CIT Group/Sales Financing, Inc.
                                  650 CIT Drive
                          Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

  99.1                                      Pool Data Report

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE CIT GROUP/SALES FINANCING,
                                               INC., as Servicer


                                               By: /s/ Barbara Callahan
                                                   -----------------------------
                                               Name:   Barbara Callahan
                                               Title:  Vice President



Dated:  March 13, 2003


                                                         CIT RV TRUST 1997-A
                                                          November 30, 2002

             The percentages and balances set forth in each of the following tables may not total due to rounding.

                                              GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
STATE                     CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
-----                     ------------               ------------            ------------------           ------------------
Alabama                             48                      0.82%               $     1,532,568                        1.09%
Alaska                               9                      0.15%                       240,372                        0.17%
Arizona                            258                      4.39%                     6,444,472                        4.59%
Arkansas                           133                      2.26%                     2,440,573                        1.74%
California                         988                     16.82%                    23,536,850                       16.75%
Colorado                           132                      2.25%                     3,234,185                        2.30%
Connecticut                         85                      1.45%                     1,363,808                        0.97%
Delaware                             4                      0.07%                        48,747                        0.03%
District of Columbia                 1                      0.02%                       294,717                        0.21%
Florida                            393                      6.69%                     9,864,263                        7.02%
Georgia                            156                      2.66%                     3,868,817                        2.75%
Hawaii                               1                      0.02%                        40,310                        0.03%
Idaho                               32                      0.54%                       818,687                        0.58%
Illinois                           153                      2.61%                     4,423,342                        3.15%
Indiana                             44                      0.75%                     1,340,482                        0.95%
Iowa                                15                      0.26%                       389,141                        0.28%
Kansas                              99                      1.69%                     2,138,926                        1.52%
Kentucky                            24                      0.41%                       725,037                        0.52%
Louisiana                           74                      1.26%                     1,937,549                        1.38%
Maine                               19                      0.32%                       375,357                        0.27%
Maryland                            86                      1.46%                     1,383,402                        0.98%
Massachusetts                      126                      2.15%                     2,454,796                        1.75%
Michigan                            23                      0.39%                       940,974                        0.67%
Minnesota                           29                      0.49%                       630,060                        0.45%
Mississippi                         26                      0.44%                       838,052                        0.60%
Missouri                           213                      3.63%                     4,272,508                        3.04%
Montana                             25                      0.43%                       550,675                        0.39%
Nebraska                            16                      0.27%                       379,743                        0.27%
Nevada                             147                      2.50%                     3,566,177                        2.54%
New Hampshire                       45                      0.77%                       757,914                        0.54%
New Jersery                         56                      0.95%                     1,229,868                        0.88%
New Mexico                          54                      0.92%                     1,291,646                        0.92%
New York                           183                      3.12%                     3,667,378                        2.61%
North Carolina                     114                      1.94%                     2,310,411                        1.64%
North Dakota                         1                      0.02%                        35,632                        0.03%
Ohio                                35                      0.60%                     1,553,976                        1.11%
Oklahoma                           238                      4.05%                     5,124,873                        3.65%
Oregon                             170                      2.89%                     4,386,312                        3.12%
Pennsylvania                        58                      0.99%                     1,522,098                        1.08%
Puerto Rico                          1                      0.02%                        25,594                        0.02%
Rhode Island                        27                      0.46%                       550,991                        0.39%
South Carolina                      76                      1.29%                     1,510,464                        1.07%
South Dakota                         8                      0.14%                       204,687                        0.15%
Tennessee                           70                      1.19%                     2,213,097                        1.57%
Texas                              970                     16.52%                    22,905,542                       16.30%
Utah                                18                      0.31%                       439,948                        0.31%
Vermont                              9                      0.15%                       155,357                        0.11%
Virginia                            29                      0.49%                     1,236,361                        0.88%
Washington                         300                      5.11%                     7,879,314                        5.61%
West Virginia                       14                      0.24%                       312,060                        0.22%
Wisconsin                           27                      0.46%                       889,843                        0.63%
Wyoming                              7                      0.12%                       142,471                        0.10%
Other (2)                            4                      0.07%                        96,622                        0.07%
----------------------------------------------------------------------------------------------------------------------------
                                 5,873                     99.93%               $   140,517,049                      100.00%


----------------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations




                                                       RANGE OF CONTRACT RATES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF               CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
CONTRACT RATES            CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------            ------------               ------------            ------------------           ------------------
 0.00% - 7.74% (1)                 222                      3.78%               $     9,697,271                        6.90%
 7.75% - 8.74%                     204                      3.47%                    11,281,643                        8.03%
 8.75% - 9.74%                   1,266                     21.56%                    49,079,547                       34.93%
 9.75% - 10.74%                  1,649                     28.08%                    35,099,147                       24.98%
10.75% - 11.74%                  1,183                     20.14%                    18,332,896                       13.05%
11.75% - 12.74%                    679                     11.56%                     9,036,309                        6.43%
12.75% - 13.74%                    443                      7.54%                     5,570,875                        3.96%
13.75% - 14.74%                    166                      2.83%                     1,890,862                        1.35%
14.75% - 15.74%                     45                      0.77%                       378,342                        0.27%
15.75% - 16.74%                     13                      0.22%                       129,791                        0.09%
16.75% - 17.74%                      3                      0.05%                        20,367                        0.01%
                      ------------------------------------------------------------------------------------------------------
                                 5,873                    100.00%               $   140,517,049                      100.00%

----------------------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers' and Sailors' Civil Relief Act.










                                                    RANGE OF REMAINING MATURITIES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF REMAINING     CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
MATURITIES IN MONTHS      CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------------      ------------               ------------            ------------------           ------------------
  1 -  12 months                   110                      1.87%               $       155,032                        0.11%
 13 -  24 months                   335                      5.70%                     1,047,960                        0.75%
 25 -  36 months                   293                      4.99%                     1,433,875                        1.02%
 37 -  48 months                   165                      2.81%                     1,246,242                        0.89%
 49 -  60 months                   988                     16.82%                     9,896,933                        7.04%
 61 -  72 months                   272                      4.63%                     3,400,103                        2.42%
 73 -  84 months                 1,270                     21.62%                    17,697,124                       12.59%
 85 -  96 months                   196                      3.34%                     3,749,856                        2.67%
 97 - 108 months                   256                      4.36%                     9,119,515                        6.49%
109 - 120 months                 1,609                     27.40%                    68,024,630                       48.41%
121 - 132 months                   234                      3.98%                    11,749,448                        8.36%
133 - 144 months                    71                      1.21%                     3,936,056                        2.80%
145 - 156 months                     5                      0.09%                       522,522                        0.37%
157 - 168 months                     6                      0.10%                       622,156                        0.44%
169 - 180 months                    54                      0.92%                     6,776,542                        4.82%
181 - 192 months                     7                      0.12%                       837,860                        0.60%
193 - 204 months                     2                      0.03%                       301,195                        0.21%
                      ------------------------------------------------------------------------------------------------------
                                 5,873                    100.00%               $   140,517,049                      100.00%







                                                    COLLATERAL TYPE DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
COLLATERAL TYPE           CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
---------------           ------------               ------------            ------------------           ------------------
Motor Homes                      2,676                     45.56%               $   100,214,480                       71.32%
Fifth Wheel                      1,250                     21.28%                    21,471,963                       15.28%
Travel Trailer                   1,712                     29.15%                    17,212,277                       12.25%
Other                              235                      4.00%                     1,618,329                        1.15%
                     -------------------------------------------------------------------------------------------------------
Total                            5,873                    100.00%               $   140,517,049                      100.00%



















                                                   DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
DELINQUENCY STATUS        CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------------        ------------               ------------            ------------------           ------------------
Current                          5,259                     89.55%               $   120,943,929                       86.07%
0 - 30 days                        140                      2.38%                     3,596,554                        2.56%
31 - 60 days                        21                      0.36%                       699,978                        0.50%
61 - 90 days                       134                      2.28%                     3,698,791                        2.63%
91 - 120 days                       61                      1.04%                     1,434,725                        1.02%
121 - 150 days                      36                      0.61%                       861,267                        0.61%
151 - 180 days                      33                      0.56%                       913,499                        0.65%
Repo                               189                      3.22%                     8,368,307                        5.96%
                     -------------------------------------------------------------------------------------------------------
                                 5,873                    100.00% (1)           $   140,517,049                      100.00%









                                               RANGE OF PRINCIPAL BALANCE OUTSTANDING


                                 TOTAL                    MINIMUM                       MAXIMUM                     AVERAGE
PRINCIPAL                BALANCE AS OF              BALANCE AS OF                 BALANCE AS OF                BALANCE AS OF
BALANCE TYPE              CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE                 CUT-OFF DATE
------------              ------------               ------------                  ------------                 ------------
Original               $   191,885,679              $       3,215               $       495,231               $       32,673
Current                $   140,517,049              $           -               $       426,123               $       23,926








                                                NEW VS. USED COLLATERAL DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
NEW VS. USED              CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------              ------------               ------------            ------------------           ------------------
New                              3,559                     60.60%               $    92,956,929                       66.15%
Used                             2,314                     39.40%                    47,560,121                       33.85%
                 -----------------------------------------------------------------------------------------------------------
                                 5,873                    100.00%               $   140,517,049                      100.00%






                                         RANGE OF CREDIT SCORES

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
SCORE TYPE            ORIGINATION DATE           ORIGINATION DATE              ORIGINATION DATE
----------            ----------------           ----------------              ----------------
FICO                                 0                        820                           662
Custom                               0                        304                           191



                           MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE         CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE
-----------------         ------------               ------------                  ------------
Contract Rate                    0.00%                     17.00%                         9.39%
Original Term                48 months                 240 months                    171 months
Current Term                   1 month                 197 months                    107 months


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